Key sources of estimation uncertainty	12 Months Ended
Dec. 31, 2024
Use of Estimates [Abstract]
Key sources of estimation uncertainty	Key sources of estimation uncertainty
The key assumptions concerning the future, and other key sources of estimation uncertainty at the reporting period that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are discussed below.
Fair value measurements and valuation processes
Certain Group’s accounting policies and disclosures require the measurement of fair values, for both financial and non-financial assets and liabilities.
The Group assigned its finance team to oversee all significant fair value measurements, including Level 3 fair values, and reports directly to the chief financial officer.
The finance team regularly reviews significant unobservable inputs and valuation adjustments. If third party information, such as broker quotes or pricing services, is used to measure fair values, then the finance team assesses the evidence obtained from the third parties to support the conclusion that these valuations meet the requirements of the IFRS Accounting Standards, including the level in the fair value hierarchy in which the valuations should be classified.
Significant valuation issues are reported to the Group’s audit committee.
When measuring the fair value of an asset or a liability, the Group uses observable market data as far as possible. Fair values are categorized into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows.
•Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities.
•Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).
•Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).
If the inputs used to measure the fair value of an asset or a liability fall into different levels of the fair value hierarchy, then the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.
The Group recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.
Further information about the assumptions made in measuring fair values is included in the following notes:
•Note 30: equity-settled share-based transactions;
•Note 32(B): financial instruments; and
•Note 34: acquisition of ACT Genomics and Europa.
Estimated impairment of goodwill
Determining whether goodwill is impaired requires an estimation of the recoverable amount of the cash-generating unit (or group of cash-generating units) to which goodwill has been allocated, which is the higher of the value in use or fair value less costs of disposal. The Group has engaged an independent qualified professional valuer to perform such valuation.
The value in use calculation requires the Group to estimate the future cash flows with key assumption including budgeted sales of the "cash generating units ("CGU") expected to arise from the CGU and a suitable discount rate in order to calculate the present value. Where the actual future cash flows are less than expected, or change in facts and circumstances which results in downward revision of future cash flows or upward revision of discount rate, a material impairment loss or further impairment loss may arise.
The fair value less costs of disposal is determined based on direct comparison to estimate the fair value less costs of disposal of the assets which is based on the recent transaction prices for similar assets.
At December 31, 2024 and 2023, the carrying amounts of goodwill were approximately $37,364 and $29,170, respectively. Details of significant judgements and assumptions in the impairment assessment are disclosed in note 12.